Exhibit 10.2



                           dated as of March 10, 2006

CONFIDENTIAL

Diamond Creek Investment Partners, as Agent
under the below-referenced Credit Agreement
24 Corporate Plaza
Newport Beach, California  92660

          Re:   FEE LETTER
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Ladies and Gentlemen:

     Reference hereby is made to that certain Credit Agreement, dated as of even date herewith (the "Credit Agreement"), by and among the lenders identified on
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the  signature  pages  thereof  (such  lenders,  together  with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), DIAMOND CREEK INVESTMENT
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PARTNERS,  LLC,  a  Delaware limited liability company ("Diamond Creek"), as the
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arranger  and administrative agent for the Lenders (together with its successors and  assigns  in  such  capacity, "Agent"), and GRILL CONCEPTS, INC., a Delaware
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corporation  (the  "Borrower".)  Capitalized  terms  used  herein shall have the
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meanings  set  forth in the Credit Agreement unless specifically defined herein.

     In connection with the Credit Agreement, Borrower hereby agrees to pay to Agent the following fees, which fees shall be for its sole and separate account and not the account of any Lender:

     1.  Closing  Fee.  A  closing  fee  of $120,000, which fee shall be due and
         ------------
payable  on  the  Closing  Date.

     2.  Loan  Servicing Fee. A monthly servicing fee of $3,000, which fee shall
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be  due and payable, in arrears, on the first day of each month, commencing with the first day of the month immediately following the Closing Date, through the Termination Date, provided, however, that (a) the servicing fee that is due, in
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arrears,  on  the  first day of the month immediately following the Closing Date shall be an amount equal to (i) $3,000 times (ii) the result of the total number of days in the prior month that elapsed from and including the Closing Date up to and including the last day of such month divided by the total number of days in such month, and (b) the servicing fee that is due, in arrears, on the Termination Date shall be an amount equal to (i) $3,000 times (ii) the result of the total number of days in the month that elapsed to and including the Termination Date divided by the total number of days in the month of termination.

     3. Unused Line Fee. On the first day of each month prior to the Termination
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Date,  an unused line fee in an amount equal to 0.50% per annum times the result of (i) the Maximum Revolver Amount, less (ii) the average Daily Balance of Advances that were outstanding during the immediately preceding month.

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     4.  Audit,  Appraisal,  and  Valuation  Charges.  Field examination, audit,
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appraisal,  and  valuation  fees  and charges as follows (i) a fee of $1,250 per day, per auditor/examiner, plus out-of-pocket expenses for each examination or financial audit of Borrower performed by personnel employed by Agent and (ii) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrower or their Subsidiaries, to appraise the Collateral, or any portion thereof, or to assess Borrower' or their Subsidiaries' business valuation; provided, however, that so
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long  as  no  Event  of  Default shall have occurred and be continuing, Borrower shall not be obligated to reimburse Agent for more than $5,000 in fees and charges in connection with field examinations, audits, appraisals, or valuations during any calendar year.

     5.  Prepayment  Premium.  If  Borrower  has  sent  a  notice of termination
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pursuant  to  the provisions of Section 3.6 of the Credit Agreement, then on the
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date  set  forth  as  the  date  of  termination of the Credit Agreement in such notice, Borrower shall pay to Agent, in cash, the Applicable Prepayment Premium. In the event of the termination of the Credit Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence and during the continuation of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (d) restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by the Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrower shall pay to Agent on such date of termination, in cash, the Applicable Prepayment Premium, measured as of the date of such termination. For purposes of this section, "Applicable Prepayment Premium" means, as of any
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date  of  determination, an amount equal to (a) during the period from and after the Closing Date through and including the date that is the first anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (b) during the period after the date that is the first anniversary of the Closing Date through and including the date that is the second anniversary of the Closing Date, 1% times the Maximum Revolver Amount, and (c) thereafter, $0. The foregoing to the contrary notwithstanding, if (i) Diamond Creek, together with its Affiliates and Related Funds, shall cease to constitute the Required Lenders or (ii) Diamond Creek shall cease to be the Agent, then the Applicable Prepayment Premium shall be $0.

     Borrower shall pay all amounts due and payable hereunder to Agent in the manner set forth in the Credit Agreement. Agent hereby is expressly authorized by Borrower to (i) charge such amounts due and owing to the Loan Account, and
(ii)  designate  such  amounts  as  an  Advance  under  the  Credit  Agreement.

     Borrower hereby acknowledges and agrees that each fee payable hereunder is fully earned and non-refundable on the date such fee is due and payable as provided above and that each such fee constitutes Obligations and is in addition to any other fees payable by Borrower under the Credit Agreement or any other Loan Document.

     This letter agreement is the Fee Letter referred to in the Credit Agreement, shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile or other electronic method of transmission shall be equally effective as delivery of a manually executed counterpart.

                            [signature page follows]

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     The  contents  of  this  letter  are confidential. This letter shall not be disclosed or displayed or its contents otherwise disclosed to any third Person without the prior written consent of Agent, except as required by law.

                                     Very  truly  yours,


                                     GRILL  CONCEPTS,  INC.,
                                     a  Delaware  corporation


                                     By:
                                        -----------------------------
                                     Name:
                                     Title:


Accepted  and  agreed  to
as  of  the  date  first  above  written:


DIAMOND CREEK INVESTMENT PARTNERS, LLC, as Agent


By:
  ------------------------
Name:
Title:

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